The Variable Annuity Life Insurance Company

Separate Account A

Units of Interest Under Group

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Plus

For Series 2	May 3, 2021

Prospectus

The Variable Annuity Life Insurance Company (“VALIC”) offers certain series of Portfolio Director Plus (referred to as “Portfolio Director” in this prospectus), comprising unallocated group fixed and variable deferred annuity contracts for Participants in certain employer-sponsored qualified retirement plans (the “Contracts”). The Contracts permit Participants to invest in and receive retirement benefits in one Fixed Account Option and/or an array of Variable Account Options described in this prospectus. The Contract Owner decides which Variable Account Options are available under the Contract for Participant allocations.

Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A (“Separate Account”) are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 3, 2021, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information (“SAI”) is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is available along with other related materials at the SEC’s internet web site (http://www.sec.gov).

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for variable account options available under your Contract are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from VALIC electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.aigrs.com.

You may elect to receive all future reports in paper free of charge. You can inform VALIC that you wish to continue receiving paper copies of your shareholder reports by contacting 1-866-345-5954 or visiting FundReports.com and providing the 20-digit unique ID located above or below your mailing address. Your election to receive reports in paper will apply to all variable account options available under your Contract.

Investment in the Contracts is subject to risk that may cause the value of the Contract Owner’s investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments. The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options

The Variable Account Options below are available on and after approximately May 24, 2021. Please see Supplement to Prospectus, dated May 3, 2021, for Variable Account Options available prior to May 24, 2021.

VALIC Company I Funds

Aggressive Growth Lifestyle Fund

Asset Allocation Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Conservative Growth Lifestyle Fund

Core Bond Fund

Dividend Value Fund

Dynamic Allocation Fund

Emerging Economies Fund

Global Real Estate Fund

Global Strategy Fund

Government Money Market I Fund

Government Securities Fund

Growth Fund

High Yield Bond Fund

Inflation Protected Fund

International Equities Index Fund

International Government Bond Fund

International Growth Fund

International Opportunities Fund

International Socially Responsible Fund

International Value Fund

Large Capital Growth Fund

Mid Cap Index Fund

Mid Cap Strategic Growth Fund

Mid Cap Value Fund

Moderate Growth Lifestyle Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Growth Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small Cap Value Fund

Stock Index Fund

Systematic Core Fund

Systematic Value Fund

U.S. Socially Responsible Fund

Public Funds

American Beacon Bridgeway Large Cap Growth Fund

Ariel Appreciation Fund

Ariel Fund

Invesco Balanced-Risk Commodity Strategy Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

Vanguard Lifestrategy Conservative Growth Fund

Vanguard Lifestrategy Growth Fund

Vanguard Lifestrategy Moderate Growth Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Long-Term Treasury Fund

Vanguard Wellington Fund

Vanguard Windsor II Fund

Glossary of Terms

Unless otherwise specified in this prospectus, the words “we,” “us,” “our,” “Company,” and “VALIC” mean The Variable Annuity Life Insurance Company and the words “you” and “your” mean the Contract Owner.

Other specific terms we use in this prospectus are:

Account Value — the total value of the Fixed Account Option and/or Variable Account Option Purchase Units that have not yet been applied to Participant Payout Payments.

Annuitant — the individual (in most cases, the Participant) to whom Payout Payments will be paid.

Annuity Service Center — VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate — The rate used to determine the first monthly payout payment per thousand dollars of account balance allocated to the Participant’s Variable Account Option.

Beneficiary — the individual designated to receive the Participant’s account balance during the Purchase Period, or to receive Payout Payments if any, upon the death of the Participant.

Business Day — any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time (“Market Close”). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code — the Internal Revenue Code of 1986, as amended.

Contract Owner — The party named on the group annuity contract (for example, an employer, a retirement plan trust or other entity allowed by law).

Division — the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option — an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC’s general account.

Home Office — located at 2929 Allen Parkway, Houston, Texas 77019.

Mutual Fund or Fund — the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant — an employee or other person affiliated with the Contract Owner on whose behalf Payout Payments are to be made. Participant references imparting one gender shall mean either gender. For example, “his” shall mean “his or her” for convenience in this prospectus.

Participant Year — a 12 month period starting with the date that the Payout Period begins and each anniversary of that date.

Payout Payments — annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period — the period beginning when a Participant begins to receive Payout Payments under an annuity certificate distributed from the Contract and, if applicable, the employer’s plan. This also may be called the “Annuity Period.”

Payout Unit — a measuring unit used to calculate Payout Payments from a Participant’s Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death — a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments — an amount of money the Participant or employer pays to VALIC to receive the benefits of a Contract.

Purchase Period — the period beginning with the first Purchase Payment under the Contract. The Purchase Period ends when the Account Value is reduced to zero, whether through the selection of Payout Payments or the surrender of the Contract by the Contract owner, or a combination of both. This may also be referred to as the “Accumulation Period.”

Purchase Unit — a unit of interest in a Variable Account Option.

Systematic Withdrawals — payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account — a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option — investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables

The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that the Contract Owner or Participant will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner/Participant Transaction Expenses

Surrender Charge	None
State Premium Taxes (as a percentage of the amount annuitized)	0-3.5%

The next table describes the fees and expenses that the Contract Owner or Participant will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

Annual Separate Account Charges

Variable Account Option Maintenance Charge	None
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (as a percentage of assets invested):	0.00%

Underlying Mutual Fund Expenses

The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that the Contract Owner or Participant may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund’s fees and expenses is contained in the prospectus for each Mutual Fund.

Total Annual Mutual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.12%(1)	1.37%(2)

Footnotes to the Fee Tables

(1) The Fund with the lowest total annual fund operating expenses is the Vanguard LifeStrategy Conservative Growth Fund.

(2) The Fund with the highest total annual fund operating expenses is the Invesco Balanced-Risk Commodity Strategy Fund. The Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 1.15% of the Fund’s average daily net assets. Invesco has also contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. Unless Invesco continues the expense limit/fee waiver agreements, they will terminate on February 28, 2022 and June 30, 2022, respectively. During their terms, the agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without the approval of the Fund’s Board of Trustees. See the Fund’s prospectus for additional information.

Examples

These examples are intended to help Contract Owners or Participants compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.

The first example assumes you invest in the Variable Account Option with the maximum total fund expenses (1.37%) whether or not you surrender or annuitize your Contract at the end of the period.

1 Year	3 Years	5 Years	10 Years
$139	$434	$751	$1,651

The second example assumes you invest in the Variable Account Option with the minimum total fund expenses (0.12%) whether or not you surrender or annuitize your Contract at the end of the period.

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$155

Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see “Appendix A — Selected Purchase Unit Data.”

Highlights

The Portfolio Director Fixed and Variable Annuity is an unallocated Contract offering Participants an array of investment options. The number of investment options and which investment options are available under the Contract is determined by the Contract Owner. The Contract is designed to help Participants invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. During the Purchase Period, the Contract Owner and/or Participant invests money in the Contract. The Payout Period begins when the Participant starts receiving income payments from the annuity to provide for his retirement.

Purchase Requirements:    Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the “Purchase Period.”

Expenses:    There are fees and charges associated with the Contract. See “Fee Tables” and “Fees and Charges.”

Federal Tax Information:    Although deferred annuity contracts can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and Individual Retirement Annuities (“IRAs”)) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that the Participant can choose to receive periodic payments for the rest of his life or for a certain number of years. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see “Federal Tax Matters.”

Surrender Charges:    There are no surrender or withdrawal charges under the Contract.

Withdrawals are always subject to the plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money:    Participants may withdraw money from their unallocated interest in the Contract during the Purchase Period. A Participant will pay income taxes on earnings and untaxed contributions when he withdraws them. Payments received during the Payout Period are considered partly a return of the original investment. A federal tax penalty may apply if the withdrawals are taken before age 59 1/2. As noted above, a withdrawal charge may apply. See “Surrender of Account Value” and “Federal Tax Matters.”

Transfers:    There is no charge to transfer the money among Portfolio Director’s investment options. A Participant may, through a recordkeeper designated or authorized by the Contract Owner, transfer his unallocated interest in the Account Value between Variable Account Options at any time during the Purchase Period, subject to certain rules.

In certain cases, if a Participant desires to transfer some or all of his unallocated interest in the Fixed Account Option to another investment option, there may be restrictions and the transferred amount may be required to remain in the receiving option for at least 90 days. See “Fees and Charges.”

Once a Participant begins receiving Payout Payments under a distributed annuity certificate, he may still transfer allocations among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC’s toll-free transfer service at 1-800-448-2542, if available, or by contacting the recordkeeper designated or authorized by the Contract Owner. For more information on account transfers, see “Transfers Between Investment Options.”

Income Options:    When a Participant is ready to begin taking income, he can choose to receive income payments on a variable basis, fixed basis, or a combination of both. A Participant may also choose from five different income options, including an option for income that he cannot outlive. See “Payout Period.”

Death Benefits:    Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. If death occurs during the Purchase Period, Portfolio Director provides for payment of the Participant’s unallocated interest in the Account Value. If death occurs during the Payout Period, the Participant’s Beneficiary may receive a death benefit depending on the payout option selected. See “Death Benefits.”

Inquiries:    If a Participant or you have questions about your account or the Contract, call your financial professional, contact us at 1-800-448-2542 or contact the recordkeeper designated or authorized by the Contract Owner.

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information

About the Contracts

The Contracts were developed to help the Contract Owner or the Participants to save money for retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of Purchase Payments may also be determined by the retirement plan for which the Contract was purchased. Likewise, the employer’s plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contract is unallocated, which means that VALIC will not maintain separate Participant account records and will not issue a separate contract or certificate to the Participant. However, the Participant’s unallocated interest in the Contract, as reflected in records maintained by or on behalf of the plan sponsor, is subject to all of the applicable restrictions under the Code, and to plan limitations that may be more restrictive than the Code restrictions. Most Participant rights described in this prospectus may be exercised by contacting the plan’s administrator or another plan representative, rather than contacting VALIC directly. This helps ensure compliance with the employer’s plan.

The Contracts offer a combination of fixed and variable investment options that a Participant may choose to invest in to help reach retirement savings goals. Each Participant should consider his personal risk tolerances and his retirement plan in choosing investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when contributions, called “Purchase Payments,” are made into the Contracts. The Payout Period begins when a Participant begins to receive Payout Payments under an annuity certificate distributed from the Contract. A Participant can select from an array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to the plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see “Purchase Period” and “Payout Period.”

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation (“SAFG”), a holding company and VALIC’s indirect parent company, was acquired by American International Group, Inc., a Delaware corporation (“AIG”). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

About VALIC Separate Account A

When money is directed to the Contract’s Variable Account Options, you will be sending that money through VALIC Separate Account A. Neither the Participant nor you invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of a Participant’s account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call “Divisions.” Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the “1933 Act”).

VALIC Separate Account A is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract Owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC’s, and AIG and SAFG have no legal obligation to back these commitments.

Units of Interest

Investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day’s performance of the underlying Mutual Fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

The principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. (“ACS” or “Distributor”). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. For more information about the Distributor, see “Distribution of Variable Annuity Contracts” in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority (“FINRA”), unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial professionals.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC’s general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC does not pay commissions on this Contract. VALIC financial professionals will be compensated in the form of a fixed payment for each Participant enrollment into the plan.

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the “Fees and Charges” section in this prospectus.

VALIC maintains ongoing relationships with various organizations and associations, including trade associations, unions, and other industry groups, to which VALIC makes sponsorship payments for marketing and advertising opportunities. These marketing and advertising opportunities may take the form of participation in leadership and recognition events, educational conferences, speaking opportunities, booth space and signage at membership conferences and similar events, and membership dinners. Such payments are typically flat fees (either one-time or recurring) and are not based on transactions or sales.

VALIC also has ongoing relationships with retirement plan sponsors. As part of these ongoing relationships, VALIC may sponsor events and seminars for plan participants that provide education for plan participants, as well as marketing and advertising opportunities for VALIC. Such sponsorships may include providing occasional meals, entertainment, or nominal gifts to the extent permitted by FINRA rules.

These sponsorships may be considered endorsements of VALIC products, may result in additional annuity sales to plan participants, and provide an incentive to these organizations, associations, and plan sponsors to promote VALIC’s products and services.

VALIC and/or its affiliates receive payments from fund sponsors and service providers that voluntarily choose to participate in, and that are designed to defray the costs associated with, VALIC-sponsored or affiliate-sponsored conferences, seminars, training or other educational events where such funds or other related services are discussed and that are attended by VALIC employees, employees of our affiliates and/or plan sponsors and plan consultants.

Recordkeeping for the Contracts

For certain plans, VALIC provides group and participant recordkeeping and administration services for the Contracts, including account servicing and statements. VALIC’s Home Office is located at 2929 Allen Parkway, Houston, Texas 77019. Other plans are not administered by VALIC, and you should contact your employer/plan sponsor for information as to the plan administration and recordkeeping services provider.

Business Disruption and Cyber Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Contract value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website, our distribution partners, or with the underlying Funds, impact our ability to calculate Purchase Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. Despite our implementation of policies and procedures that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the underlying Funds or our service providers will avoid losses affecting your Contract and personal information due to cyber-attacks or information security breaches in the future.

Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate Purchase Unit values or process other Contract-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.

Fixed and Variable Account Options

The Contracts offer a choice from among several Variable Account Options and one Fixed Account Option. Depending on the selection made by the employer’s plan, if applicable, there may be limitations on which and how many investment options Participants may allocate Purchase Payments to at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans.

This prospectus describes a Contract in which units of interest in VALIC’s Separate Account A are offered. Portfolio Director will allow Participants to accumulate retirement dollars in the Fixed Account Option and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different Mutual Fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Option is specifically mentioned.

Fixed Account Option

This Contract features one guaranteed fixed option that is a part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. The Fixed Account Option is not subject to regulation under the 1940 Act and is not required to be registered under the 1933 Act.

The Fixed Account Option provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial professional. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Purchase Payments allocated to the Fixed Account Option will receive a current rate of interest. There are limitations on transfers out of this option. See “Transfers Between Investment Options.”

Variable Account Options

The Contracts enable Participants to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. The Variable Account Options available to Participants are selected by the Contract Owner. As a result, not all Variable Account

Options listed in this Prospectus may be available for investment. A Participant may be subject to further limits on how many options may be invested in at any one time.

Several of the Variable Account Options offered through VALIC’s Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as “Public Funds.” If the Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, ineligible deferred compensation 457(f) plans and private sector top-hat plans may invest only in Divisions investing in VALIC Company I Funds.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund’s investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund’s management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund’s investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.aigrs.com.

Refer to the employer’s retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options Participant’s may choose. All Funds may not be available for all plans or Contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as “shared funding.” These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as “mixed funding.” There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund’s prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one’s total retirement savings in a limited number of investment options may cause that individual’s retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk.

SunAmerica Asset Management, LLC (“SunAmerica”) is affiliated with the adviser, VALIC, due to common ownership.

The following list of Variable Account Options and corresponding Adviser/Sub-Adviser information applies on and after approximately May 24, 2021. Please see Supplement to Prospectus, dated May 3, 2021, for Variable Account Options available prior to May 24, 2021.

Variable Account Options	Adviser/Sub-Adviser	Variable Account Options	Adviser/Sub-Adviser

Domestic Large-Cap Equity Asset Class

American Beacon Bridgeway Large Cap Growth Fund	Adviser: American Beacon Advisors, Inc. Sub-Adviser: Bridgeway Capital Management, Inc.	Nasdaq-100® Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica

Blue Chip Growth Fund	Adviser: VALIC Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)	Stock Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica

Capital Appreciation Fund	Adviser: VALIC Sub-Adviser: BMO Asset Management Corp.	Systematic Core Fund	Adviser: VALIC Sub-Adviser: Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)

Variable Account Options	Adviser/Sub-Adviser	Variable Account Options	Adviser/Sub-Adviser

Dividend Value Fund	Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”) and SunAmerica	Systematic Value Fund	Adviser: VALIC Sub-Adviser: Wellington Management Company LLP (“Wellington Management”)

Growth Fund	Adviser: VALIC Sub-Advisers: BlackRock and SunAmerica	U.S. Socially Responsible Fund	Adviser: VALIC Sub-Adviser: SunAmerica

Large Capital Growth Fund	Adviser: VALIC Sub-Adviser: Massachusetts Financial Services Company (“MFS”)	Vanguard Windsor II Fund	Advisers: Aristotle Capital Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and Sanders Capital, LLC

Domestic Mid-Cap Equity Asset Class

Ariel Appreciation Fund	Adviser: Ariel Investments, LLC	Mid Cap Strategic Growth Fund	Adviser: VALIC Sub-Advisers: Janus Capital Management LLC (“Janus”) and Allianz Global Investors U.S., LLC (“Allianz”)

Mid Cap Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica	Mid Cap Value Fund	Adviser: VALIC Sub-Advisers: Boston Partners Global Investors, Inc. d/b/a Boston Partners and Wellington Management

Domestic Small-Cap Equity Asset Class

Ariel Fund	Adviser: Ariel Investments, LLC	Small Cap Special Values Fund	Adviser: VALIC Sub-Advisers: Wells Capital Management Incorporated (“WellsCap”)

Small Cap Growth Fund	Adviser: VALIC Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”) and T. Rowe Price	Small Cap Value Fund	Adviser: VALIC Sub-Advisers: JPMIM

Small Cap Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica

Global Equity Asset Class (International And Domestic)

Global Strategy Fund	Adviser: VALIC Sub-Advisers: Franklin Advisers, Inc.	International Socially Responsible Fund	Adviser: VALIC Sub-Adviser: SunAmerica

International Equity Asset Class

Emerging Economies Fund	Adviser: VALIC Sub-Adviser: JPMIM	International Growth Fund	Adviser: VALIC Sub-Adviser: Morgan Stanley Investment Management, Inc.

International Equities Index Fund	Adviser: VALIC Sub-Adviser: SunAmerica	International Opportunities Fund	Adviser: VALIC Sub-Advisers: MFS and Delaware Investment Fund Advisers

		International Value Fund	Adviser: VALIC Sub-Adviser: WellsCap

Variable Account Options	Adviser/Sub-Adviser	Variable Account Options	Adviser/Sub-Adviser

Specialty Asset Class

Global Real Estate Fund	Adviser: VALIC Sub-Advisers: Invesco Advisers, Inc. (“Invesco”) and Goldman Sachs Sub-Sub-Adviser: Invesco Asset Management Limited (an affiliate of Invesco)	Science & Technology Fund	Adviser: VALIC Sub-Advisers: T. Rowe Price, Allianz and Wellington Management

Invesco Balanced-Risk Commodity Strategy Fund	Adviser: Invesco

Hybrid Asset Class (Equity and Fixed Income)

Aggressive Growth Lifestyle Fund	Adviser: VALIC Sub-Adviser: PineBridge Investments LLC (“PineBridge”)	T. Rowe Price Retirement 2040 Fund	Adviser: T. Rowe Price

Asset Allocation Fund	Adviser: VALIC Sub-Adviser: JPMIM	T. Rowe Price Retirement 2045 Fund	Adviser: T. Rowe Price

Conservative Growth Lifestyle Fund	Adviser: VALIC Sub-Adviser: PineBridge	T. Rowe Price Retirement 2050 Fund	Adviser: T. Rowe Price

Dynamic Allocation Fund	Adviser: VALIC Sub-Advisers: AllianceBernstein L.P. and SunAmerica	T. Rowe Price Retirement 2055 Fund	Adviser: T. Rowe Price

Moderate Growth Lifestyle Fund	Adviser: VALIC Sub-Adviser: PineBridge	T. Rowe Price Retirement 2060 Fund	Adviser: T. Rowe Price

T. Rowe Price Retirement 2015 Fund	Adviser: T. Rowe Price	Vanguard LifeStrategy Conservative Growth Fund

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisor to the underlying funds is The Vanguard Group, Inc. (“Vanguard”).

T. Rowe Price Retirement 2020 Fund	Adviser: T. Rowe Price	Vanguard LifeStrategy Growth Fund
T. Rowe Price Retirement 2025 Fund	Adviser: T. Rowe Price	Vanguard LifeStrategy Moderate Growth Fund

T. Rowe Price Retirement 2030 Fund	Adviser: T. Rowe Price	Vanguard Wellington Fund	Adviser: Wellington Management

T. Rowe Price Retirement 2035 Fund	Adviser: T. Rowe Price

Fixed Income Asset Class

Core Bond Fund	Adviser: VALIC Sub-Adviser: PineBridge	Inflation Protected Fund	Adviser: VALIC Sub-Adviser: Wellington Management

Government Money Market I Fund	Adviser: VALIC Sub-Adviser: SunAmerica	International Government Bond Fund	Adviser: VALIC Sub-Adviser: PineBridge

Government Securities Fund	Adviser: VALIC Sub-Adviser: JPMIM	Vanguard Long-Term Investment-Grade Fund	Adviser: Wellington Management and Vanguard

High Yield Bond Fund	Adviser: VALIC Sub-Adviser: Wellington Management	Vanguard Long-Term Treasury Fund	Adviser: Vanguard

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.aigrs.com.

Purchase Period

The Purchase Period begins on the date of the first Purchase Payment is made. The Purchase Period ends when the Account Value is reduced to zero, whether through Purchase Payments or the surrender of the Contract, or a combination of both, upon its surrender of the Contract. This period may also be called the accumulation period.

Changes in the value of the Fixed and Variable Account Options are reflected in the Contract Owner’s Account Value and each Participant’s unallocated interest in the Account Value. Thus, a Participant’s investment choices and their performance will affect the total account balance that will be available for the Payout Period. The amount, number, and frequency of Purchase Payments may be determined by the retirement plan for which the Contract was purchased.

Account Establishment

Initial Purchase Payments must be received either with or after a completed employer plan application. The Contract Owner or the plan’s administrator is responsible for furnishing instructions to us (a contribution flow report) as to the amount being applied to each account option.

When an initial Purchase Payment is accompanied by an application, we will promptly:

•

Accept the application and issue a Contract. We will also establish your account within 2 Business Days and apply the Purchase Payment by crediting the amount, effective the date we accept the application, to the Fixed Account Option or Variable Account Option selected;

•	Reject the application and return the Purchase Payment; or

•	Request additional information to correct or complete the application.

If we receive Purchase Payments before we receive a completed application from an employer’s plan, we will not be able to establish a permanent account for the plan.

Under those circumstances, we will return the Purchase Payment.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator.

When a Participant Account Will Be Credited

Purchase Payments may be made by the employer for Participant accounts. It is the employer’s responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be “in good order” before it can be posted to the account. “In good order” means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the Group Number to which they are to be applied. To ensure efficient posting, Purchase Payment information must include complete instructions, including the group name and number, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the Contract Owner will be notified promptly. No amounts will be posted to the Contract Owner’s account(s) until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by the Contract Owner’s Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as “Number of Shares” and the Purchase Unit values may be shown as “Share Price” on some account statements. See “Purchase Unit Value” in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Option

The Fixed Account Option is part of the Company’s general assets. A Participant may allocate all or a portion of his unallocated interest in the Account Value to the Fixed Account Option. Allocations to the Fixed Account Option are guaranteed to earn at least a minimum rate of interest. Interest is paid on the Fixed Account Option at declared rates. With the exception of a market value adjustment, we bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in the Fixed Account Option will be paid regardless of the investment results experienced by the Company’s general assets. The obligations and guarantees under the Contract are the sole responsibility of the Company.

Therefore, the payment obligations and guarantees with respect to the Fixed Account Option are subject to our financial strength and claims-paying ability, and our long term ability to make such payments.

The value of the Fixed Account Option is calculated on a given Business Day as shown below:

Value of the Fixed Account Option
=	(equals) All Purchase Payments made to the Fixed Account Option
+	(plus) Amounts transferred from Variable Account Options to the Fixed Account Option
+	(plus) All interest earned
–	(minus) Amounts transferred or withdrawn from the Fixed Account Option (including applicable fees and charges)

Calculation of Value for Variable Account Options

A plan may allocate all or a portion of Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the “Fixed and Variable Account Options” section in this prospectus and in each Mutual Fund’s prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative). See “Fees and Charges.” Based upon a Variable Account Option’s Purchase Unit value, the plan’s account will be credited with the applicable number of Purchase Units, including any dividends or capital gains per share declared on behalf of the underlying Fund as of that day. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day’s Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day’s Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the Contract Owner’s Account Value and a Participant’s unallocated interest in the Account Value may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I Fund may become extremely low and possibly negative. In the case of negative yields, investments in the Variable Account Option, which invests in the Government Money Market I Fund, will lose value.

Stopping Purchase Payments

Purchase Payments may be stopped at any time. The Contract Owner may resume Purchase Payments at any time during the Purchase Period. If a Participant has elected to annuitize his entire unallocated interest in the Account Value and begins the Payout Period, except as otherwise agreed by the Company, Purchase Payments may no longer make be made to the Contract on behalf of the Participant.

The value of the Purchase Units will continue to vary and the Account Value will continue to be subject to charges. The Contract will be considered surrendered when the Contract Owner elects to surrender the Contract. The Purchase Period ends when the Account Value is reduced to zero, whether through the selection of Payout Payments or the surrender of the Contract by the Contract Owner, or a combination of both.

Transfers Between Investment Options

A Participant may transfer all or part of his unallocated interest in the Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers a Participant can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.aigrs.com.

During the Purchase Period — Policy Against Market Timing and Frequent Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or “market timing” organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund, and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund’s performance to suffer, and exerts downward pressure on the fund’s price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If a Participant sells Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the Participant will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

•	Plan-level or employer-initiated transactions;

•	Purchase transactions involving transfers of assets or rollovers;

•	Retirement plan contributions and distributions (including hardship withdrawals);

•	Systematic purchases or redemptions; or

•	Trades of less than $5,000.

Transfers resulting from a Participant’s participation in an investment advisory program will not count against these transfer limitations.

As described in a Fund’s prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer’s plan may limit an investor’s rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, a Participant’s unallocated interest in the Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Option is subject to additional restrictions.

If the plan includes a Competing Option (defined below), Participant requested transfers to another investment option under the plan (including, but not limited to, an investment option under this Contract, and including, but not limited to a transfer that may be requested as a partial withdrawal or surrender) may be made only if such investment option is not a Competing Option, and only if the transfer amount remains in the receiving option for at least 90 days. The term “Competing Option” shall mean an investment option under the plan (including, but not limited to, an investment option under this Contract) which: (1) provides a direct or indirect guarantee of investment performance; or (2) is invested primarily in a portfolio of fixed income or similar assets, if the duration of such portfolio may be less than three years; or (3) is, or may be, invested primarily in financial vehicles (such as mutual funds, trusts, custodial accounts, and annuity contracts) which are, in turn, invested substantially in a portfolio described in (2) above. We may require the Contract Owner to provide information reasonably necessary for VALIC to process such transfer or other payment, to verify that the transfer or other payment complies with the above requirements, and we may defer any transfer or payment until such information is provided. The employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in the employer’s retirement plan. Certain withdrawals by the plan are subject to a Market Value Adjustment (“MVA”). See “Fees and Charges.”

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on the Fixed Account Option.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage Participants to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is the Participant’s responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

If the Contract Owner has designated or authorized a recordkeeper, a Participant may be required to provide transfer instructions to the recordkeeper using the method prescribed by the recordkeeper.

Generally, no one may give us telephone instructions on a Participant’s or on your behalf without written or recorded verbal consent. Financial professionals or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions. We will provide you notice at least 20 days prior to modification, suspension, waiver or termination.

Effective Date of Transfer

The effective date of a transfer will be:

•	The date of receipt, if received in our Home Office before Market Close; otherwise,

•	The next date values are calculated.

Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between available investment options subject to the following limitations:

Payout Option	% of Account Value	Frequency
Variable Payout:	Up to 100%	Once every 365 days
Combination Fixed and Variable Payout:	Up to 100% of money in variable option payout	Once every 365 days
Fixed Payout:	Not permitted	N/A

Fees and Charges

By investing in Portfolio Director, you may be subject to these fees and charges:

•	Premium Tax Charge

•	Market Value Adjustment

•	Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the “Fee Tables.” More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.aigrs.com.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Market Value Adjustment (“MVA”)

The Fixed Account Option will be guaranteed to receive a stated rate of interest that is periodically determined, as specified in the Contract. If the Contract Owner requests a surrender or withdrawal of the Account Value from the Fixed Account Option, the surrender or withdrawal will be subject to a market value adjustment. This adjustment may be positive, negative, or zero based upon the differences in interest rates at the time the Contract was established or over the last five years, if less, and at the time of the withdrawal. Any negative adjustment will be waived to the extent it decreases the surrender value below the minimum guaranteed rate as specified in your Contract. This adjustment will not apply to any withdrawals of Account Value in the Fixed Account Option used to purchase a Participant’s annuity. For more information on the market value adjustment, see “Surrender of Account Value” below. The employer should review the Contract for additional information on the Fixed Account Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates may be assessed to Participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from a Participant’s accounts in accordance with a Participant’s independent investment advisory contract. Such withdrawals will be identified on applicable Participant account reports or statements.

The Payout Period begins when a Participant decides to retire or when a Participant elects to annuitize all or a portion of his unallocated interest in the Account Value. If the employer’s plan permits, a Participant may apply any portion of his unallocated interest in the Account Value to one of the types of payout options listed below. A Participant may choose to have his payout option on either a fixed, a variable, or a combination

Payout Period

payout basis. When a Participant chooses to have his payout option on a variable basis, the same Variable Account Options may be used as were available during the Purchase Period. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.

Fixed Payout

Under a fixed payout, a Participant will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

•	Type and duration of payout option chosen;

•	The Participant’s age or the Participant’s age and the age of the survivor (1);

•	The portion of the Participant’s unallocated interest in the Account Value being applied; and

•	The payout rate being applied and the frequency of the payments.

(1)	This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of the Participant’s payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An “Assumed Investment Rate” or “AIR” is the rate used to determine a Participant’s first monthly Payout Payment per thousand dollars of account balance allocated to his Variable Account Options. When a Participant decides to enter the Payout Period, he will select the Payout Option, Annuity Date, and the AIR. A Participant may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If a Participant chooses a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. The choice of AIR may affect the duration and frequency of payments, depending on the payout option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if the Participant had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, a Participant may select from current Variable Account Options. A Participant’s payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR selected. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining a Participant’s first Payout Payment, an AIR of 3.5% is used (unless the Participant selects a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds the Participant’s AIR, the Participant’s subsequent payments will be greater than the first payment. If the investment experience of the Variable Account Option is lower than the AIR, the subsequent payments will be less than the first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, the Participant may choose:

•	From the existing Variable Account Options (payments will vary); with a

•	Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of his unallocated interest in the Account Value. This will, in essence, divide the account balance into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by a Participant on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month the

Participant wishes his annuity payments to start. A Participant account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

•

The earliest payout date is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

•

Distributions under employer-sponsored retirement plans generally are not permitted until after the Participant stops working for the employer sponsoring the plan, unless the Participant has experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or has become disabled.

•

In certain cases, and frequently in the case of Participant voluntary deferrals to a 403(b) or a 401(k) plan, the Participant may begin taking distributions when he attains age 59 1/2 even if he is still working for the employer sponsoring the plan.

•

All Contracts require distributions to commence within a prescribed period after the death of the Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

•	The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans (“SEPs”), see “Federal Tax Matters” in this prospectus and in the SAI.

Payout Options

A Participant may specify the manner in which Payout Payments are made. A Participant may select one of the following options for a Fixed Annuity, a Variable Annuity, or a combination Fixed and Variable Annuity. This choice is a one-time permanent choice. A Participant’s Payout Payment option may not be changed later and it may not be exchanged for a cash payment, except that an Annuitant may take a withdrawal under the Payment for a Designated Period option. A Participant may select one of the following options:

1.	Life Only — payments are made only to the Annuitant during his lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment. In addition, once the Payout Period has begun, if the Annuitant dies prior to the date of the first payment, no Payout Payments would be made.

2.	Life with Guaranteed Period — payments are made to the Annuitant during his lifetime, but if the Annuitant dies before the guaranteed period has expired, his Beneficiary can receive payments for the rest of the guaranteed period, or take a lump-sum distribution.

3.	Life with Cash or Unit Refund — payments are made to the Annuitant during his lifetime. These payments are based upon the Annuitant’s life expectancy and will continue for as long as the Annuitant lives. If the Annuitant does not outlive the life expectancy calculated, upon the Annuitant’s death, the Annuitant’s Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Annuitant’s account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Annuitant’s account as of the date we receive Proof of Death, less the Payout Payments.

4.	Joint and Survivor Life — payments are made to the Annuitant during the joint lifetime of the Annuitant and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.

5.	Payment for a Designated Period — payments are made to the Annuitant for a select number of years between five and 30. Upon the Annuitant’s death, payments will continue to the Annuitant’s Beneficiary until the designated period is completed.

Payout Information

Once a Participant’s Payout Payments have begun, the option the Participant has chosen may not be stopped or changed. Any one of the Variable Account Options may result in the Participant receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, the Participant may suffer unfavorable tax consequences, in the form of a penalty tax, if the Participant does not meet an exception under federal tax law. See “Federal Tax Matters.”

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value

When Surrenders Are Allowed

The Contract Owner may withdraw on behalf of one or more Participants all or part of the Account Value at any time before the Payout Period begins if:

•	allowed under federal and state law; and

•	allowed under the plan.

For Purchase Payments that are contributions made under an employer’s plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See “Surrender Restrictions” below.

For an explanation of charges that may apply to a surrender of the Account Value, see “Fees and Charges” in this prospectus. Additionally, the Participant may incur a 10% federal tax penalty for partial or total withdrawals made before age 59 1/2.

Surrender Process

In order to surrender all or a portion of the Account Value, the Contract Owner must complete and submit (or permit a Participant, through a designated recordkeeper, to complete, and submit) a surrender request form or information required in other approved media to our Home Office or Annuity Service Center. The maximum surrender value equals the plan’s Account Value next computed after its properly completed request for surrender is received in our Home Office subject to any applicable market value adjustment.

We will mail the surrender value within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund’s shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of Purchase Payments received by us.

Delay of Payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Restrictions

Generally, Code section 403(b) permits total or partial distributions from Participant voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a

403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer’s plan.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

•	death benefits; and

•	certain small amounts approved by the State of Florida.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

The Contract Owner may request a partial surrender of the Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender will reduce the Account Value. The Participant may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If the Participant does not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to the plan’s Variable Account Option Account Value will equal the amount surrendered from the Variable Account Option divided by the plan’s Purchase Units next computed after the written request for surrender is received at our Home Office.

Systematic Withdrawals

All or part of the Account Value may be withdrawn for the benefit of a Participant under a systematic withdrawal method as described in the Contract (“No Charge” systematic withdrawals), which provides for:

•	Payments to be made to the Participant; and

•	Payment over a stated period of time, but not less than five years; and

•	Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of the Participant’s unallocated interest in Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of a Participant’s unallocated interest in the Account Value that has not been withdrawn will continue to receive the investment return of the Variable Account Options that was selected. A Participant may select the specific investment option(s) from which to take distributions for most payment options, or the Participant may elect to have the payment distributed proportionally across all the funds in which he is invested. Systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

The specific investment option(s) from which to take distributions for most payment options may be selected, or the payment may be distributed proportionally across all the investment options in which a Participant is invested. This Contract feature will not be available in any year that an amount has been withdrawn under the “No Charge” systematic withdrawal method. See “Federal Tax Matters” for more information about required distribution rules.

Withdrawals from Fixed Account Option

If the Contract Owner requests a withdrawal or surrender of the entire Account Value invested in the Fixed Account Option, the withdrawal or surrender shall be subject to a market value adjustment provision under the Contract (unless waived by the Company), which is calculated as follows (the “MVA Adjustment Factor”):

(1 + A)[5] divided by (1 + B +0.0025) [5]

•

Where A = the average 10 year Treasury Constant Maturity Series rate computed as an average of such rates as of the last business day of the last 60 complete calendar months or the number of complete months since the Contract issue if less, determined as of the time of the surrender; and

•	Where B = the 10 year Treasury Constant Maturity Series rate determined as of the time of surrender.

Upon such a surrender or withdrawal, the Contract Owner will receive an amount that is equal to the Account Value withdrawn or surrendered from the Fixed Account Option multiplied by the MVA Adjustment Factor. The amount payable to the Contract Owner upon a full withdrawal or surrender from the Fixed Account Option will always be at least the deposits or transfers into Fixed Account Option less withdrawals and transfers from Fixed Account Option, plus the guaranteed minimum interest rate credited to amounts in the Fixed Account Option. Any negative adjustment will be waived to the extent it would decrease the full withdrawal or surrender from the Fixed Account Option below this amount.

Death Benefits

If a Participant dies before withdrawing his entire unallocated interest in the Account Value, the remaining portion of that unallocated interest will be paid to the Participant’s Beneficiary(ies) as determined under the plan, in accordance with the plan and the Code. If the Participant dies during the Payout Period, the remaining Payout Payments, if any, will be paid to the Participant’s Beneficiary(ies) as determined under the plan and as described below. Death benefits are paid only once per Participant.

The Process

VALIC, or the recordkeeper designated or authorized by the Contract Owner requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC or the plan recordkeeper, as applicable. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or the plan recordkeeper, as applicable, or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Death benefits are paid only once per Contract.

If a Participant’s unallocated interest in the Account Value is reduced to zero and except as the Company otherwise agrees the Participant may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

•	In a lump sum;

•	In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or

•	In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

•	may delay any distributions until the Annuitant would have reached age 72; or

•	may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

•	In full within 5 years after the year of the Annuitant’s death; or

•	By payments beginning within 1 year after the year of the Annuitant’s death under:

1.	A life annuity;

2.	A life annuity with payments guaranteed to be made for at least a specified fixed period; or

3.	An annuity or other stream of payments for a designated period not exceeding the Beneficiary’s life expectancy (where permitted).

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary’s life expectancy. After choosing a payment option, a Beneficiary may exercise certain of the investment options and rights that the Participant may have had under the Contract.

During the Purchase Period

If death occurs during the Purchase Period, the Beneficiary will receive the unallocated interest in the Account Value.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option selected. The payout options available are described in the “Payout Period” section of this prospectus.

•	If the life only option or joint and survivor life option was chosen, there will be no death benefit.

•

If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

1.	Receive the present value of any remaining payments in a lump sum; or

2.	Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

3.	Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.

Other Contract Features

Changes That May Not Be Made

The Contract Owner may not be changed once the account has been established.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant’s estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary’s estate.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer’s Plan

Participants should always refer to the terms and conditions in the plan, including any plan limitations that may limit a Participant’s rights with respect to amounts held under the Contract, when reviewing the descriptions of the Contract in this prospectus.

Voting Rights

As discussed in the “About VALIC Separate Account A” section of this prospectus, VALIC Separate Account A holds, on the plan’s behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the plan will dictate who will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings. Plans will receive proxy materials and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to the plan’s account will be determined on the basis of the Purchase Units credited to the plan’s account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to a plan’s account will be based on the liability for future variable annuity payments to payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.

Federal Tax Matters

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under “Premium Tax Charge.” Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer’s tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

•	Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

•	Section 401(a), 403(a) and 401(k) qualified plans;

•	Section 457 deferred compensation plans of governmental and tax-exempt employers;

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are “Qualified Contracts.”

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and a personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute “investment in the Contract.” All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as “amounts not received as an annuity” in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59½ are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that distributions from a 457(b) plan are not subject to the 10% tax penalty. And, if the individual must report the distribution as ordinary income, he may need to make an estimated tax payment by the due date for the quarter in which he received the distribution, depending on the amount of federal tax withheld from the distribution. When an individual calculates his tax liability to determine whether he needs to make an estimated tax payment, the total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult a tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Tax Cuts and Jobs Act of 2017 provided relief from the 10% early withdrawal penalty tax for qualified 2016 disaster distributions from retirement funds.

On March 30, 2010 the Health Care and Education Reconciliation Act (“Reconciliation Act”) was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

On December 20, 2019 the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1 include: an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, from the previous age of 70 ½; new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner; elimination of the age 70 ½ restriction on IRA contributions (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions); a new exception to the 10% additional tax on early distributions, for the birth or adoption of a child, which also became an allowable plan distribution event; and, reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½. The foregoing is not an exhaustive list. The SECURE Act included many additional provisions affecting Qualified Contracts.

The Coronavirus Aid, Relief, and Economic Security (CARES) Act, which was signed into law on March 27, 2020, provides greater access to assets held in tax-qualified retirement plans and IRAs. The relief provided in the Act:

•	Expands distribution and loan (including loan repayment) rules for certain retirement accounts in employer plans and IRAs, for qualifying distributions;

•	Waives the 10% additional tax on the qualifying distributions, if they are considered early distributions (generally, distributions prior to age 59½); and

•	Provides a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs which were due to be paid in 2020.

Some provisions in the Act are subject to the terms of an employer’s retirement plan.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 24, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer’s 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan’s administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 27, 2021, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.

Financial Statements

The financial statements of the Company and the Separate Account are available on the SEC’s web site (http://www.sec.gov). You may request a free copy of the SAI, which includes the financial statements, by contacting our Annuity Service Center at 1-800-448-2542 or by mail at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. We encourage both existing and prospective contract owners to read and understand the financial statements.

Appendix A — Selected Purchase Unit Data

Purchase units shown are for a Purchase Unit outstanding through the year for each Variable Account Option.*

Fund Name	Year	Unit Value at 1/1	Unit Value at 12/31	Number of Units Outstanding at 12/31
VALIC Company I
Blue Chip Growth Fund (Division 72)	2020	1.871	2.515	3,709,069
	2019	1.441	1.871	2,955,040
	2018	1.414	1.441	820,076
	2017	1.038	1.414	3,634,304
	2016	1.029	1.038	2,549,665
	2015	—	1.029	596,126
Inflation Protected Fund (Division 77)	2020	—	—	—
	2019	—	—	—
	2018	1.050	—	—
	2017	1.002	1.050	112,815
	2016	0.965	1.002	25,868
	2015	—	0.965	4,228
International Value Fund (Division 89)	2020	1.033	1.084	10,492,632
	2019	0.887	1.033	9,265,880
	2018	1.079	0.887	7,293,503
	2017	0.923	1.079	4,722,883
	2016	0.823	0.923	2,508,089
	2015	—	0.823	668,097
VALIC Company II**
Core Bond Fund (Division 58)**	2020	1.153	1.254	17,113,095
	2019	1.044	1.153	15,681,045
	2018	1.066	1.044	17,514,203
	2017	1.019	1.066	14,097,718
	2016	0.985	1.019	9,075,259
	2015	—	0.985	2,710,025
U.S. Socially Responsible Fund (Division 41)**	2020	1.634	1.893	997,938
	2019	1.241	1.634	949,299
	2018	1.309	1.241	4,237,183
	2017	1.085	1.309	3,850,734
	2016	0.981	1.085	2,048,548
	2015	—	0.981	557,217
Public Funds
Vanguard Wellington Fund (Division 25)	2020	1.466	1.621	10,224,919
	2019	1.196	1.466	10,521,530
	2018	1.239	1.196	9,655,326
	2017	1.080	1.239	8,499,260
	2016	0.973	1.080	5,317,521
	2015	—	0.973	1,123,747

*	As of December 31, 2020, there were no assets invested in the other Variable Account Options available under the Contracts.
**	This Variable Account Option no longer invests in the applicable Fund as of May 24, 2021, as a result of a reorganization of certain VALIC Company I and VALIC Company II Funds into certain VALIC Company I Funds.

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